                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust (N.A), as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997


                                    Distribution Date: 8/15/97
                                    CUSIP#: 393505-UN0, UC4, UD2, UE0, UF7, UG5
                                            UH3, UJ9, UK6, UL4, UM2

                                    Trust Account: 3335687-0

     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available
          (including Monthly Servicing Fee)                 $9,407,372.25

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for prior
          Payment Date                                                .00

     (c)  Sub-Pool HE Amount Available after giving effect to
          withdrawal of any Class HE: M-1 Interest Deficiency
          Amount, Class HE: M-2 Interest Deficiency Amount and
          Class HE: B-1 Interest Deficiency Amount for prior
          Payment Date                                       9,407,372.25

2. Aggregate Interest

     (a)  Class HE: A-1 ARM Pass-through Rate    5.90969%
     (b)  Class HE: A-1 Interest                               179,442.16
     (c)  Class HE: A-1 Pass-through Rate           6.02%
     (d)  Class HE: A-1 Interest                               119,057.75
     (e)  Class HE: A-2 Pass-through Rate           6.28%
     (f)  Class HE: A-2 Interest                               191,754.57
     (g)  Class HE: A-3 Pass-through Rate           6.61%
     (h)  Class HE: A-3 Interest                               345,504.70
     (i)  Class HE: A-4 Pass-through Rate           6.81%
     (j)  Class HE: A-4 Interest                               116,655.30
     (k)  Class HE: A-5 Pass-through Rate           7.15%
     (l)  Class HE: A-5 Interest                               334,858.33
     (m)  Class HE: A-6 Pass-through Rate           7.12%
     (n)  Class HE: A-6 Interest                               241,379.87

3. Amount applied to Unpaid Class HE: A Interest Shortfall            .00

4. Remaining Unpaid Class HE: A Interest Shortfall                    .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 2


                                    Distribution Date: 8/15/97
                                    CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                    Trust Account: 3335687-0

   PRINCIPAL

5. Class HE: A-1ARM Formula Principal Distribution Amount:
   (lesser of Class HE: A-1ARM Principal Balance or sum of (a)-(f))

     (a)  Scheduled Principal                20,259.58
     (b)  Principal Prepayments           1,060,586.39
     (c)  Liquidated Contracts                     .00
     (d)  Repurchases                              .00
     (e)  Clause (v) of defination                 .00
     (f)  June 2029 Payment Date:
          Scheduled Principal Balance of
          Adjustable Rate Contracts                .00

                Total Principal                              1,080,845.97

6. Class A Formula Principal Distribution Amount:
     (a)  Scheduled Principal               295,008.85
     (b)  Principal Prepayments           4,517,986.28
     (c)  Liquidated Contracts                     .00
     (d)  Repurchases                              .00
     (e)  Previously undistributed Principal
          Amounts                                  .00
     (f)  Less Class HE: A-1ARM Formula
          Principal Distribution Amount            .00

                Total Principal                              4,812,995.13

7. HE Pool Scheduled Principal Balance                     315,691,806.44
   Scheduled Principal Balance of Adjustable
   Rate Contracts                                           34,180,637.81

8. Senior Percentage for such Payment Date                            100%

9. Class HE: A-6 Lockout Percentage for such Payment Date             100%

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 3

                                    Distribution Date: 8/15/97
                                    CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                            UH3,UJ9,UK6,UL4,UM2
                                    Trust Account: 3335687-0

10. Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                   1,080,845.97
     (b)  Class HE: A-6 Lockout Remittance Amount                     .00
     (c)  Balance of Senior Percentage of Formula
          Principal Distribution Amount
          (i)   Class HE: A-1                                4,812,995.13
          (ii)  Class HE: A-2                                         .00
          (iii) Class HE: A-3                                         .00
          (iv)  Class HE: A-4                                         .00
          (v)   Class HE: A-5                                         .00
          (vi)  Class HE: A-6                                         .00

11. Class HE: A Principal Balance:

     (a)  Class HE: A-1ARM Principal Balance                34,180,637.81
     (b)  Class HE: A-1 Principal Balance                   18,919,447.63
     (c)  Class HE: A-2 Principal Balance                   36,641,000.00
     (d)  Class HE: A-3 Principal Balance                   62,724,000.00
     (e)  Class HE: A-4 Principal Balance                   20,556,000.00
     (f)  Class HE: A-5 Principal Balance                   56,200,000.00
     (g)  Class HE: A-6 Principal Balance                   40,682,000.00

    CLASS HE: M-1 CERTIFICATES
    --------------------------

12. Amount Available less the Class HE:
    A Distribution Amount (including Monthly
    Servicing Fee)                                           1,984,878.47

    INTEREST on Class HE: M-1 Principal Balance less
    Class HE: M-1 Liquidation Loss Principal Amount

13. Current Interest
     (a)  Class HE: M-1 Pass-through Rate    7.65%
     (b)  Class HE: M-1 Interest                               114,673.50

14. Amount applied to Unpaid Class HE: M-1 Interest Shortfall         .00

15. Amount applied to Class HE: M-1 Interest Deficiency Amount        .00

16. Remaining unpaid Class HE: M-1 Interest Deficiency Amount         .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 4


                                    Distribution Date: 8/15/97
                                    CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                            UH3,UJ9,UK6,UL4,UM2
                                    Trust Account: 3335687-0

17. Remaining Unpaid Class HE: M-1 Interest Shortfall                 .00

    PRINCIPAL

18. Class M-1 Formula Principal Distribution Amount:

     (a)  Scheduled Principal            .00
     (b)  Principal Repayments           .00
     (c)  Liquidated Contracts           .00
     (d)  Repurchases                    .00
     (e)  Previously undistributed
          Principal Amounts              .00
     (f)  Less Class HE: A-1ARM Formula
          Principal Distribution Amount  .00

                    Total Principal                                   .00

19. Pool Scheduled Principal Balance of Sub-Pool HE        315,691,806.44
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                          34,180,637.81

20. Sub-Pool HE Senior Percentage for such Payment Date               100%

21. Class HE: M-1 Principal Balance                                   .00

22. Class HE: M-1 Principal Balance                         17,988,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23. Aggregate Liquidation Loss Principal Amount                       .00

24. Class HE: M-1 Liquidation Loss Principal Amount                   .00

25. Interest at Class HE: M-1 Pass-Through Rate on:

     (a)  Class HE: M-1 Liquidation Loss Principal Amount             .00
     (b)  Unpaid Class HE: M-1 Liquidation Loss Interest
          Shortfall                                                   .00

26. Amount applied to such interest                                   .00

27. Liquidation Loss interest remaining unpaid                        .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 5

                                    Distribution Date: 8/15/97
                                    CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                            UH3,UJ9,UK6,UL4,UM2
                                    Trust Account: 3335687-0

    CLASS HE: M-2 CERTIFICATES
    --------------------------

28. Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                 1,870,204.97

    INTEREST

29. Current Interest

     (a)  Class HE: M-2 Pass-Through Rate   7.80%
     (b)  Class HE: M-2 Interest                                74,405.50

30. Amount applied to Unpaid Class HE: M-2 Interest Shortfall         .00

31. Amount applied to Class HE: M-2 Interest Deficiency Amount        .00

32. Remaining unpaid Class HE: M-2 Interest Deficiency Amount         .00

33. Remaining unpaid Class HE: M-2 Interest Shortfall                 .00

    PRINCIPAL

34. Class M-2 Formula Principal Distribution Amount:
     (a)  Scheduled Principal                .00
     (b)  Principal Prepayments              .00
     (c)  Liquidated Contracts               .00
     (d)  Repurchases                        .00
     (e)  Previously undistributed
          Principal Amounts                  .00
     (f)  Less Class HE: A-1ARM Formula
          Principal Distribution Amount      .00

                              Total Principal                         .00

35. Pool Schedule Principal                                315,691,806.44
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                          34,180,637.81

36. Senior Percentage for such Payment Date                           100%

37. Class HE: M-2 Principal Distribution                              .00

38. Class HE: M-2 Principal Balance                         11,447,000.00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 6


                                    Distribution Date:8/15/97
                                    CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                            UH3,UJ9,UK6,UL4,UM2
                                    Trust Account: 3335687-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39. Aggregate Liquidation Loss Principal Amount                       .00

40. Class HE: M-2 Liquidation Loss Principal Amount                    .00

41. Interest at Class HE: M-2 Pass-Through Rate on:

     (a)  Class HE: M-2 Liquidation Loss Principal Amount             .00
     (b)  Unpaid Class HE: M-2 Liquidation Loss
          Interest Shortfall                                          .00

42. Amount applied to such interest                                   .00

43. Liquidation Loss interest remaining unpaid                        .00

    CLASS HE: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in June 2000)

44. Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                                .17%

     (b)  Average Sixty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 2.5%)              .17%

45. Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                               1.60%

     (b)  Average Thirty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5%)               1.06%

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 7



                              Distribution Date: 8/15/97
                              CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                       UH3,UJ9,UK6,UL4,UM2
                              Trust Account:  3334953-0



46.  Cumulative Realized Losses Test


          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)                 .00%



47.  Current Realized Losses Test



          (a) Current Realized Losses for current
              Payment Date                                               .00

          (b) Current Realized Loss Ratio (total Realized Losses
              for most recent three months, multiplied By 4, divided
              by arithmetic average of Pool Scheduled Principal
              Balances for third preceding Remittance and for current
              Remittance Date; may not exceed 2%)                        .00%

48.  Class HE: B Principal Balance Test

          (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
              Principal Balance for prior Payment Date (must equal or
              exceed 10%)                                               5.09%

     CLASS HE: B-1 CERTIFICATES
     --------------------------

49.  Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including
     Monthly Servicing Fee)                                     1,795,799.47

     INTEREST

50.  Class HE: B-1 Pass-Through Rate                                    7.84%

51.  Current Interest                                              74,787.07

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall           .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount          .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount           .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 8



                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                 UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                   .00

     PRINCIPAL

56.  Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount      .00

                         Total Principal                                 .00

57.  Pool Scheduled Principal                                 315,691,806.44
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                            34,180,637.81

58.  Class HE: B Percentage for such Payment Date                          0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                                 .00

60.  Class HE: B Principal Balance                             16,353,721.00

61.  Class HE: B-1 Principal Balance                           11,447,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Aggregate Liquidation Loss Principal Amount                         .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                     .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

          (a)  Class HE: B-1 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HE: B-1 Liquidation Loss
               Interest Shortfall                                        .00

65.  Amount applied to such interest                                     .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 9



                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                 UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



66.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Amount Available                                 1,721,012.40

     INTEREST on Class HE: B-2 Principal Balance less Class HE: B-2 Liquidation Loss Principal Amount

68.  Class HE: B-2 Pass-Through Rate                                    8.00%

69.  Current Interest                                              32,711.47

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall           .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                   .00

     PRINCIPAL

72.  Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount      .00

                         Total Principal                                 .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE          315,691,806.44
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                            34,180,637.81

74.  Class HE: B Percentage for such Payment Date                          0%

75.  Class HE: B Percentage of Formula Principal Distribution
     Amount                                                              .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 10

                                 Distribution Date: 8/15/97
                                 CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                 UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

76.  Current Principal (Class HE: B Percentage of Formula
     Principal Distribution Amount less Class HE: B-1
     Principal Balance)                                                      .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                         .00

78.  Class HE: B-2 Guaranty Payment                                          .00

79.  Class HE: B-2 Class HE: Principal Balance                      4,906,721.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Aggregate Liquidation Loss Principal Amount                             .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                         .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a)  Class HE: B-2 Liquidation Loss Principal Amount               .00

          (b)  Unpaid Class HE: B-2 Liquidation Loss Interest
               Shortfall                                                     .00

83.  Amount applied to such interest                                         .00

84.  Liquidation Loss interest remaining unpaid                              .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 11

                                 Distribution Date: 8/15/97
                                 CUSIP#: 393505-UN0,UC4,UD2,UE0,UF7,UG5
                                 UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Pool Factors

          (a)  Class HE: A-1ARM Pool Factor                      .93743179
          (b)  Class HE: A-1 Pool Factor                         .67574283
          (c)  Class HE: A-2 Pool Factor                        1.00000000
          (d)  Class HE: A-3 Pool Factor                        1.00000000
          (e)  Class HE: A-4 Pool Factor                        1.00000000
          (f)  Class HE: A-5 Pool Factor                        1.00000000
          (g)  Class HE: A-6 Pool Factor                        1.00000000
          (h)  Class HE: M-1 Pool Factor                        1.00000000
          (i)  Class HE: M-2 Pool Factor                        1.00000000
          (j)  Class HE: B-1 Pool Factor                        1.00000000
          (k)  Class HE: B-2 Pool Factor                        1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE Fixed
     (a)  31-59 days          4,517,160.67     80
     (b)  60-89 days            415,928.01      9
     (c)  90 or more days       131,823.40      4

     Adjustable Rate
     (a)  31-59 days            535,815.74      8
     (b)  60-89 days                   .00      0
     (c)  90 or more days              .00      0

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                   115,025.69
     Adjustable Rate Contracts                                         .00

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Fixed Contracts                  #0                      .00
     Adjustable Rate Contracts                 #0                      .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 12

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335687-0

89.  Number of Loans Remaining

     Total HE Fixed Contracts                           5430
     Adjustable Rate Contracts                           305


     CLASS HE: C CERTIFICATES
     ------------------------

90.  Monthly Servicing Fee                                           200,991.03

91.  Guarantee Fee                                                   803,964.12

92.  Class C Residual Payment                                        683,345.78

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.